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SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-12
STRATOS LIGHTWAVE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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STRATOS LIGHTWAVE, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On March 23, 2001

To the Stockholders of
STRATOS LIGHTWAVE, INC.

    Notice is hereby given that a special meeting of the stockholders of Stratos Lightwave, Inc. will be held on Friday, March 23, 2001, at 9:30 a.m., Chicago time, at the Marriott O'Hare, 8535 W. Higgins Road, Chicago, Illinois, for the following purposes:

  1.
  To consider and vote upon a proposal to amend the Stratos Lightwave, Inc. 2000 Stock Plan to increase the number of shares of common stock that may be issued under the plan from 4,500,000 to 9,000,000 shares.

  2.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    Our board of directors has fixed the close of business on February 23, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this special meeting and at any adjournment or postponement thereof.

    It is important that your shares be represented and voted at the meeting. Therefore, please complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope, whether or not you plan to attend the special meeting. If you decide to attend the special meeting, you may revoke your proxy and vote your shares in person.

                      By order of the Board of Directors.

                      James W. McGinley
                       Chief Executive Officer

Chicago, Illinois
March 1, 2001

STRATOS LIGHTWAVE, INC.
7444 West Wilson Avenue
Chicago, Illinois 60706

PROXY STATEMENT
Special Meeting of Stockholders
To Be Held On March 23, 2001

INTRODUCTION

General

    This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Stratos Lightwave, Inc. (the "Company" or "Stratos"), for use at a special meeting of Stockholders to be held on Friday, March 23, 2001, at 9:30 a.m., Chicago time, at the Marriott O'Hare, 8535 W. Higgins Road, Chicago, Illinois, and at any adjournment or postponement of the special meeting. The purpose of the special meeting is to consider and vote upon a proposal to amend the Stratos Lightwave, Inc. 2000 Stock Plan (the "2000 Stock Plan") to increase the number of shares of common stock that may be issued under the plan from 4,500,000 to 9,000,000 shares.

    This proxy statement and the accompanying proxy card are first being mailed to stockholders entitled to vote at the special meeting on or about March 1, 2001.

Record Date

    Our board of directors has fixed the close of business on February 23, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any adjournment. As of the record date, there were 64,092,307 shares of Stratos common stock issued and outstanding. Each share of Stratos common stock entitles the holder to one vote on all matters to be voted upon at the special meeting.

Quorum; Votes Required

    The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Stratos common stock is necessary to constitute a quorum at the special meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum at the special meeting. Generally, broker non-votes occur when shares held by a broker or nominee for a beneficial owner are not voted with respect to a particular proposal because the broker or nominee has not received voting instructions from the beneficial owner and the broker or nominee lacks discretionary voting power to vote such shares.

    The affirmative vote of the holders of a majority of the shares of Stratos common stock represented at the special meeting is required to approve the proposed amendment to the 2000 Stock Plan. As of the record date, Methode Electronics, Inc. ("Methode") owned approximately 84.3% of the outstanding shares of Stratos common stock. Methode has advised us that it intends to vote its shares in favor of the proposal to amend the 2000 Stock Plan.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted for the purpose of determining whether a proposal has been approved.

Revoking Your Proxy

    If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy by notifying the Secretary of our company in writing that you wish to revoke your proxy at the following address: Stratos Lightwave, Inc., 7444 West Wilson Avenue, Chicago, Illinois 60706, Attention: Corporate Secretary. You may also revoke your proxy by submitting a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Proxy Solicitation and Expenses

    We will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Stratos common stock beneficially owned by others to be forwarded to such beneficial owners. We may reimburse persons for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telecopy or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers and other regular employees for such services.

APPROVAL OF THE AMENDMENT TO THE 2000 STOCK PLAN

General

    At the special meeting, the stockholders will be requested to approve an amendment to the 2000 Stock Plan to increase the number of shares of common stock that may be issued under the plan from 4,500,000 to 9,000,000 shares. The 2000 Stock Plan was adopted by our board of directors and by Methode, as our sole stockholder, in June 2000 prior to our initial public offering. Our board of directors believes that an increase in the number of shares that may be issued under the plan is necessary to allow us to continue to attract and retain the best available employees and directors and to encourage these individuals to take into account our long-term interests through ownership of Stratos common stock. For these reasons, our board of directors unanimously approved, and recommended for adoption by the stockholders, the proposed amendment to the 2000 Stock Plan.

Description of the 2000 Stock Plan

    A copy of the 2000 Stock Plan, as amended, is attached to this proxy statement as Exhibit A. The following is a summary of the material features of the 2000 Stock Plan.

    Purpose; Number of Shares.  The 2000 Stock Plan enables us to make awards of options, restricted stock and stock appreciation rights to our directors and employees, including our executive officers. We believe the plan will provide us with flexibility in designing and providing incentive compensation in order to attract and retain employees and directors who are in a position to make significant contributions to our success, to reward employees and directors for past contributions and to encourage employees and directors to take into account our long-term interests through ownership of our common stock.

    The 2000 Stock Plan provides for the granting of awards of restricted stock ("Restricted Stock"), incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code (the "Code"), nonqualified stock options ("NSOs") and stock appreciation rights ("SARs") (awards of Restricted Stock, ISOs, NSOs and SARs are sometimes hereinafter collectively referred to as

"Awards"). The 2000 Stock Plan currently permits a total of 4,500,000 shares of common stock to be awarded under the plan. However, the total number of shares of common stock with respect to which Awards may be granted to any participant in any calendar year will not exceed 1,600,000 shares.

    Administration; Participants.  The 2000 Stock Plan is administered by a committee (the "Committee") of two or more of our directors elected by the board. Unless otherwise determined by the board, the compensation committee of the board will serve as the plan committee. The Committee from time to time grants Awards under the 2000 Stock Plan to selected eligible directors and employees of Stratos, its subsidiaries and affiliates (the "Participants"). Members of the Committee will be eligible to receive Awards under the 2000 Stock Plan. Presently, approximately 935 employees and 4 directors are eligible to participate in the 2000 Stock Plan.

    Nonqualified Stock Options.  The 2000 Stock Plan provides the Committee with the authority to grant NSOs to any Participant and to determine the terms and conditions of each grant, including the number of shares subject to each NSO, the option period and the option exercise price. Unless otherwise determined by the Committee, the NSO exercise price shall be equal to the fair market value of the common stock on the date of grant. Unless the Committee otherwise determines, the option period for NSOs will expire upon the earliest of: (i) ten years after the date of grant, (ii) in the case of a Participant who is an employee of Stratos, three months after termination of employment for any reason other than cause, death, or total and permanent disability, (iii) in the case or a Participant who is a director, three months after termination of service on the board for any reason other than cause, death, total and permanent disability or an extraordinary transaction involving Stratos, (iv) immediately upon termination of employment or service on the board for cause, (v) twelve months after death or total and permanent disability, or (vi) such other date or event as specified by the Committee.

    Incentive Stock Options.  The 2000 Stock Plan provides that the Committee has the authority to grant ISOs to any employee of Stratos and to determine the terms and conditions of each grant, including the number of shares subject to each ISO and the option period. The ISO exercise price would also be determined by the Committee but may not be less than the fair market value of the common stock on the date of grant. The exercise price may not be less than 110% of such fair market value if the Participant was the holder of more than 10% of our outstanding voting securities. Unless the Committee otherwise determines, the option period for ISOs will expire upon the earliest of: (i) ten years after the date of grant (five years in the case of a holder of more than 10% of our outstanding voting securities), (ii) three months after termination of employment for any reason other than cause, death or total and permanent disability, (iii) immediately upon termination of employment for cause, (iv) twelve months after death or total and permanent disability, or (v) such other date or event as specified by the Committee.

    Restricted Stock Awards.  The Committee may grant an award of Restricted Stock to any Participant. Awards of Restricted Stock will be issued to Participants without payment. Upon completion of a vesting period and the fulfillment of any required conditions, restrictions upon the Restricted Stock would expire and new certificates representing unrestricted shares of common stock would be issued to the Participant. Generally, the Participant would have all of the rights of a stockholder of Stratos with respect to his shares of Restricted Stock including, but not limited to, the right to vote such shares and the right to receive dividends payable with respect to the shares of Restricted Stock. The aggregate number of shares of common stock for which Restricted Stock Awards may be made under the 2000 Stock Plan may not exceed 1,875,000 shares.

    Stock Appreciation Rights.  The Committee may grant an SAR to any Participant. SARs may relate to and be associated with all or any part of a specific ISO or NSO. An SAR shall entitle the Participant to surrender any then exercisable portion of the SAR and, if applicable, the related ISO or NSO. In exchange, the Participant would receive from us an amount equal to the product of (i) the excess of the fair market value of a share of common stock on the date of surrender over the fair market value of the common stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share exercise price under such option and (ii) the number of shares of common stock subject to such SAR, and, if applicable, the related option which is surrendered. SARs would be exercisable during a period established by the Committee and, if related to an ISO or NSO, shall terminate on the same date as the related option. Upon exercise, Participants would be paid in shares of common stock or cash, as determined by the Committee.

    The Manner of Exercise.  The Committee may permit the exercise price for options granted under the 2000 Stock Plan to be paid in cash or shares of common stock, including shares of common stock which the Participant received upon the exercise of one or more options. The Committee may also permit the option exercise price to be paid by the Participant's delivery of an election directing us to withhold shares of common stock from the common stock otherwise due upon exercise of the option or any method permitted by law.

    Vesting.  Unless the Committee establishes a different vesting schedule at the time of grant, Awards generally vest 25% after one year and 6.25% for each three-month period thereafter until fully vested. Generally, Awards shall become fully vested if a Participant's employment with us or service on our board is terminated due to retirement on or after age 65, retirement on or after age 55 with the consent of Stratos, retirement on account of total and permanent disability or death. If a Participant's employment with or service to us is terminated for any other reason, any Awards that are not yet vested are forfeited.

    Adjustments for Changes in Capitalization; Change in Control.  The Committee shall have the authority to make appropriate adjustments to the maximum number of shares of common stock that could be delivered under the 2000 Stock Plan and to outstanding awards to reflect stock dividends, stock splits, and similar changes in capitalization. The 2000 Stock Plan provides that if in the year following a change of control, as defined in the 2000 Stock Plan, a Participant was terminated without cause or resigns for reasons relating to relocation or decreased responsibilities or compensation, all NSOs, ISOs and SARs would vest and all restrictions on Restricted Stock would lapse. In the event of an extraordinary corporate transaction such as a merger, the Committee could provide for a cash payment or substitute award to be delivered to Participants in exchange for their outstanding Awards.

    Nontransferability.  ISOs are not transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. All other Awards are transferable by will or by the laws of descent and distribution, pursuant to a qualified domestic relations order, or in the Committee's discretion after vesting.

    Withholding Tax.  We have the right to withhold in cash or shares of common stock with respect to any payments made to Participants, any taxes required by law to be withheld because of such payments.

    Amendment and Termination.  Our board of directors may amend the 2000 Stock Plan at any time, but may not impair the rights of Participants with respect to any outstanding Awards without the consent of Participants. The 2000 Stock Plan will terminate on April 14, 2010; provided, however, that our board of directors may terminate the 2000 Stock Plan at any time. Termination of the 2000 Stock Plan will not affect the rights of Participants with respect to any Awards granted before the termination date.

Federal Income Tax Consequences Relating to the 2000 Stock Plan

    Nonqualified Stock Options.  Generally, the recipient of an NSO realizes no taxable income at the time of grant. Similarly, we are not entitled to a deduction with respect to the grant of an NSO.

    Upon the exercise of an NSO, a Participant realizes income at ordinary income tax rates. The amount included in income is the excess of the fair market value of the common stock acquired (as of the date of exercise) over the exercise price. We will generally be entitled to a corresponding deduction equal to this amount for our taxable year that ends with or includes the end of the Participant's taxable year of income inclusion. Our deduction is only allowed, however, to the extent the amount is considered "reasonable compensation."

    A Participant's basis in the common stock acquired upon the exercise of an NSO will be the exercise price, plus any amount includable in the Participant's gross income upon the exercise of the NSO. The gain or loss realized by the Participant upon a subsequent sale or exchange of the shares will be a capital gain or loss.

    Incentive Stock Options.  Provided a Participant is an employee of our company during the period beginning on the date of grant of the ISO and ending on the day three months before the date of exercise, neither the grant nor the exercise of an ISO has an immediate tax consequence to the Participant or us. If subsequent to the exercise of an ISO the Participant does not dispose of the acquired common stock within two years after the date of the grant of the ISO, or within one year after the date of the transfer of the common stock to the Participant (the "Holding Period"), we are not entitled to a tax deduction, the Participant realizes no ordinary income, and any gain or loss that is realized on the subsequent sale or taxable exchange of the common stock is treated as a long-term capital gain or loss. Certain tax deductions and exclusions, known as "tax preference items," give rise to an "alternative minimum tax" enacted to recapture some of the tax savings provided by such tax preference items. The tax benefits associated with an ISO are tax preference items that may affect the alternative minimum tax that must be paid by certain high income individuals.

    If a Participant exercises an ISO and disposes of the acquired common stock before the end of the Holding Period, the Participant's and Stratos' tax treatment will be the same as if the Participant had exercised an NSO (described below). Therefore, the Participant realizes ordinary income in an amount equal to the excess, if any, between the option price of the common stock and the fair market value of such common stock on the date of exercise. We will be entitled to a corresponding tax deduction in the same amount and at the same time.

    Restricted Stock.  Generally, because of the risk of forfeiture prior to vesting (and certain other restrictions that may be imposed by the Committee), no taxable income will be recognized by the Participant upon an Award of Restricted Stock. However, a Participant may make an election under Section 83(b) of the Code, within 30 days of the date of issuance of the Restricted Stock, to be taxed at the time of issuance. Any Participant who makes such an election recognizes ordinary income on the date of issuance of the Restricted Stock equal to its fair market value at that time. We are entitled to an equivalent deduction. No additional income would then be recognized by the Participant upon the lapse of restrictions on the Restricted Stock. Absent an election under Section 83(b) of the Code, a Participant does not recognize taxable income upon the Award of Restricted Stock. Rather, the Participant is deemed to receive ordinary income at the time the restrictions on the Restricted Stock lapse. The amount of the Participant's taxable income is equal to the fair market value of the unrestricted stock, less any amount paid by the Participant for the Restricted Stock. We are entitled to a corresponding deduction at such time for the same amount.

    Unless an election under Code Section 83(b) is made, dividends paid to a Participant while the Restricted Stock remains subject to restrictions are treated as compensation for federal income tax purposes. Any dividends paid on the Restricted Stock subsequent to an election under Code Section 83(b) are treated as dividend income, rather than compensation, for federal income tax purposes.

New Plan Benefits

    The grant of awards under the 2000 Stock Plan is within the discretion of the Committee. Accordingly, we are unable to determine the dollar value or number of options that will be received or allocated to any Participant under the 2000 Stock Plan.

    The following table sets forth information regarding options grants under the 2000 Stock Plan since its inception through February 16, 2001 to the executive officers and groups listed below. Except for James W. McGinley, no person has received or is currently expected to receive five percent or more of the total number of options available for grant under the plan. We are not aware that any associate of any executive officer or director has received options under the plan, other than options for 25,000 shares granted to the late William J. McGinley, in his capacity as a director of our company. William J. McGinley was the father of James W. McGinley.

Name and Position	Number of Shares Underlying Options
James W. McGinley, President and Chief Executive Officer	1,540,000
Philip W. Schofield, Vice President and Chief Operating Officer	100,000
David A. Slack, Chief Financial Officer	100,000
All current executive officers, as a group (3 persons)	1,740,000
All current directors who are not executive officers, as a group (4 persons)	100,000
All employees who are not executive officers, as a group (236 persons)	2,173,400

    As of February 16, 2001, 4,038,400 shares of common stock were subject to outstanding awards under the 2000 Stock Plan and 461,600 shares were available for future grants. As of February 16, 2001, the exercise prices and expiration dates of options outstanding under the 2000 Stock Plan ranged from $12.81 to $46.87 per share and from May 19, 2010 to January 22, 2011. As of February 16, 2001, the closing sale price of Stratos common stock was $10.69 per share as reported by the Nasdaq Stock Market.

    On February 19, 2001, the Committee made additional grants of stock options to our employees, including our executive officers, under the 2000 Stock Plan. These grants are contingent upon the approval of our stockholders of the amendment to the 2000 Stock Plan to increase the number of shares of common stock that may be issued pursuant to the plan as contemplated by this proxy statement. An aggregate of 980,970 shares of common stock are issuable upon the exercise of these options, and these options were granted at an exercise price of $10.69 and will expire on February 19, 2011. Options were granted to executive officers and employees in the following amounts: James W. McGinley, 145,996; Philip W. Schofield, 37,249; and David A. Slack, 24,866; all current executive officers as a group (3 persons), 208,111; and all employees who are not executive officers as a group (227) persons, 772,859.

    Under our employee matters agreement with Methode, we agreed to assume all unvested Methode options held by our employees on the date of our spin-off from Methode. As of February 16, 2001, our employees held unvested options to purchase 71,046 shares of Methode Class A common stock at a weighted average exercise price per share of $31.12. The closing price of Methode's Class A common stock on February 16, 2001 was $17.00 per share. These Methode options will convert at the spin-off date into options to purchase our common stock. The number of shares and the exercise price of Methode options that convert into Stratos options will be adjusted using a conversion formula. The conversion formula will be based on the opening per-share price of our common stock on the first trading day after the record date for the spin-off relative to the closing per-share price of Methode Class A common stock on the last trading day before the record date for the spin-off. The resulting Stratos options will maintain the original vesting provisions and option period.

Board Recommendation

    Our board of directors recommends that the stockholders vote FOR adoption of the amendment to the 2000 Stock Plan.

SECURITIES OWNERSHIP

Ownership of Stratos Common Stock by Five Percent Beneficial Owners

    The following table sets forth all persons known to us to be the beneficial owner of more than 5% of Stratos common stock as of February 23, 2001.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)	Percent of Class
Methode Electronics, Inc. 7401 West Wilson Avenue Harwood Heights, Illinois 60706	54,029,807	84.3%

(1)
Nature of beneficial ownership is direct and arises from sole voting and investment power.

Ownership of Stratos Common Stock by Our Directors and Executive Officers

    The following table sets forth the number of shares of Stratos common stock beneficially owned on February 23, 2001 by each of our directors and executive officers, and by all directors and executive officers as a group. Except as otherwise noted, the individual director or executive officer or their family members had sole voting and investment power with respect to such securities.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
James W. McGinley	10,000		*
Philip W. Schofield	5,000		*
David A. Slack	5,000	(1)	*
Michael P. Galvin	15,000	(2)	*
Brian J. Jackman	5,000		*
C. Daniel Nelsen	3,100		*
Edward J. O'Connell	500		*
All Directors and Executive Officers as a Group (7 individuals)	43,600		*

*
Percentage represents less than 1% of the total shares of Stratos common stock outstanding as of February 23, 2001.

(1)
All of these shares are held jointly with his wife.

(2)
All of these shares are held by the Michael P. Galvin 1994 Trust.

Ownership of Methode Common Stock by Our Directors and Executive Officers

    Methode has previously announced that it plans to divest its 84.3% equity interest in our company by means of a spin-off. To the extent that our directors and executive officers own shares of Methode Class A or Class B common stock at the time of the spin-off, they will participate in the spin-off on the same terms as other holders of Methode Class A and Class B common stock.

    The following table sets forth the number of shares of Methode Class A common stock and Methode Class B common stock beneficially owned on February 23, 2001 by each of our directors and executive officers, and by all directors and executive officers as a group. Except as otherwise noted, the individual director or executive officer or their family members had sole voting and investment power with respect to such securities.

Name of Beneficial Owner	Title of Class	Number of Shares and Nature of Beneficial Ownership		Percent of Class
James W. McGinley	Common Stock Class A Class B	26,666 289	(1) (1)	* *
Philip W. Schofield	Common Stock Class A Class B	10,046 0	(2)	* 0.0%
David A. Slack	Common Stock Class A Class B	5,444 689		* *
Michael P. Galvin	Common Stock Class A Class B	0 0		0.0 0.0	% %
Brian J. Jackman	Common Stock Class A Class B	0 0		0.0 0.0	% %
C. Daniel Nelsen	Common Stock Class A Class B	500 0		* 0.0%
Edward J. O'Connell	Common Stock Class A Class B	200 0		* 0.0%
All Directors and Executive Officers as a Group (7 individuals)	Common Stock Class A Class B	42,856 978		* *

*
Percentage represents less than 1% of the total shares of Methode common stock outstanding as of January 15, 2001.

(1)
Includes 7,405 shares of Class A common stock granted but not yet vested pursuant to Methode's Incentive Stock Award Plan as to which he has sole voting power and 536 shares of Class A and 268 shares of Class B common stock held by his wife.

(2)
Includes 2,155 shares of Class A common stock granted but not yet vested pursuant to Methode's Incentive Stock Award Plan as to which he has sole voting power; and 5,640 shares of Class A common stock held jointly with his wife.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth compensation information for our chief executive officer and other most highly compensated executive officer (the "Named Officers"), based on compensation earned as an employee of Methode for the fiscal years ended April 30, 2000 and 1999. None of our other executive officers received an annual salary and bonus in excess of $100,000 for services rendered to Methode for the fiscal year ended April 30, 2000.

Summary Compensation Table

Long Term Compensation
		Annual Compensation		Awards	Payouts
Restricted Stock Award(s) ($)(2)(3)
Name and Position	Fiscal Year	Salary ($)(1)	Bonus ($)		LTIP Payouts ($)(4)	All Other Compensation ($)(5)

James W. McGinley President and Chief Executive Officer	2000 1999	192,899 153,500	231,520 142,725	0 108,062	86,362 66,655	3,158 2,800
Philip W. Schofield Vice President and Chief Operating Officer	2000 1999	133,555 127,824	33,414 50,063	0 31,432	68,631 53,795	3,158 2,805

(1)
Includes a cash car allowance in fiscal 2000 and 1999 of $3,900 for Mr. McGinley and $6,000 for Mr. Schofield.

(2)
These shares of restricted stock were awarded pursuant to Methode's Incentive Stock Award Plan. Pursuant to this plan, key employees of Methode are eligible to receive awards as determined by the plan's committee. Historically, awards under this plan have been determined by dividing 1% of the annual pre-tax earnings of the profit center applicable to the relevant employee by the fair market value of Methode Class A common stock on the first business day of the subsequent plan year. Restricted stock awarded under this plan vests as of the earliest to occur of (i) the first day of the third plan year following the year with respect to which the award was made; (ii) retirement at or after age 65; (iii) termination on account of disability; or (iv) death, if termination of employment has not occurred before the executive's death.

(3)
All restricted stock is valued at the closing price of Methode Class A common stock on the date of grant. On April 30, 2000, Mr. J. McGinley held 14,535 restricted shares having a value of $215,465 and Mr. Schofield held 4,795 restricted shares having a value of $71,175. Dividends are paid on restricted stock awards at the same rate as paid to all stockholders.

(4)
LTIP payouts represent amounts paid pursuant to the Methode's Longevity Contingent Bonus Program. This bonus program awards Methode officers and key management personnel a matching bonus (equal to the amount of the current quarterly bonus) which will be considered as earned and payable in three years provided that the participant is still employed by Methode at that time and performance has been satisfactory.

(5)
The figures in this column represent amounts allocated under the Methode Employee Stock Ownership Plan.

Long-Term Incentive Plan Awards

    The following table shows long term incentive plan awards made to the Named Officers under the Methode Longevity Contingent Bonus Program in the fiscal year ended April 30, 2000.

		Estimated Future Payouts Under Non-Stock Price-Based Plans
	Performance or Other Period Until Maturation or Payout
Name		Threshold ($)	Target ($)	Maximum ($)
James W. McGinley	3 years	231,520	231,520	231,520
Philip W. Schofield	3 years	33,414	33,414	33,414

STOCKHOLDER PROPOSALS

    Stockholder proposals intended for inclusion in our proxy materials relating to our annual meeting of stockholders to be held in 2001 must be received by Stratos at its executive offices no later than April 16, 2001 or, if the date of that meeting is more than 30 calendar days before or after September 12, 2001, a reasonable time before we begin to solicit proxies with respect to our 2001 annual meeting.

    Our bylaws establish advance notice procedures with respect to stockholder nominations for the election of directors and stockholder proposals to be brought at any stockholder meetings. These provisions state that stockholders desiring to nominate persons for election to our board of directors or to bring any other business before the stockholders at an annual meeting must give timely written notice thereof to the Secretary of our company in accordance with the procedural requirements set forth in Article I of the bylaws. To be timely, a stockholder's notice must be delivered not less than 45 or more than 75 days prior to the first anniversary of the date of our proxy statement for the preceding year's annual stockholders' meeting; provided, however, that if the date of the annual meeting is more than 30 days prior to or after the anniversary of the preceding year's annual meeting, notice must be received not later than the close of business on the later of (i) 90 days prior to the annual meeting, or (ii) the 10th day following the day on which public announcement of the date of the meeting is first made.

    All notices should be directed to Stratos Lightwave, Inc., 7444 West Wilson Avenue, Chicago, Illinois 60706, Attention: Corporate Secretary.

OTHER MATTERS

    Our board of directors knows of no other matters that will be presented for consideration at the special meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By order of the Board of Directors

                      James W. McGinley
                       Chief Executive Officer

Chicago, Illinois
March 1, 2001

EXHIBIT A

STRATOS LIGHTWAVE, INC. 2000 STOCK PLAN

(Amended and Restated as of February 9, 2001)

    1.  Preamble.

    Stratos Lightwave, Inc., a Delaware corporation (the "Company"), hereby establishes the Stratos Lightwave, Inc. 2000 Stock Plan (the "Plan") as a means whereby the Company may, through awards of (i) incentive stock options ("ISOs") within the meaning of section 422 of the Code, (ii) non-qualified stock options ("NSOs"), (iii) stock appreciation rights ("SARs"), and (iv) restricted stock ("Restricted Stock"):

    (a)
    provide selected officers, directors and employees with additional incentive to promote the success of the Company's business;

    (b)
    encourage such persons to remain in the service of the Company; and

    (c)
    enable such persons to acquire proprietary interests in the Company.

    The provisions of this Plan do not apply to or affect any option, stock, stock appreciation right or restricted stock hereafter granted under any other stock plan of the Company, and all such options, stock, stock appreciation rights or restricted stock shall be governed by and subject to the applicable provisions of the plan under which they will be granted.

    2.  Definitions and Rules of Construction.

   2.01 "Affiliate" means any entity during any period that, in the opinion of the Committee, the Company has a significant economic interest in the entity.

   2.02 "Award" means the grant of Options, SARs and/or Restricted Stock to a Participant.

   2.03 "Award Date" means the date upon which an Option, SAR or Restricted Stock is awarded to a Participant under the Plan.

   2.04 "Board" or "Board of Directors" means the board of directors of the Company.

   2.05 "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company or any Affiliate or Subsidiary). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

   2.06 "Change of Control" shall be deemed to have occurred on the first to occur of any of the following:

    (i)
    any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than any Subsidiary or any employee benefit plan of the Company or a Subsidiary or former Subsidiary, is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing 25% or more of the total voting power of the Company's then outstanding stock;

    (ii)
    a tender offer (for which a filing has been made with the SEC which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company. In case of a tender offer described in this paragraph (ii), the "Change of Control" will be deemed to have occurred upon the first to occur of (A) any time during the offer when the person (using the definition in (i) above) making the offer owns or has accepted for payment stock of the Company with 25% or more of the total voting power of the Company's outstanding stock or (B) three business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with 50% or more of the total voting power of the Company's outstanding stock when the offer terminates; or

    (iii)
    individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election.

   2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor thereto.

   2.08 "Committee" means two or more directors elected by the Board of Directors from time to time; provided, however, that in the absence of an election by the Board, the Committee shall mean the Compensation Committee of the Board of Directors.

   2.09 "Common Stock" means the Common Stock of the Company, par value $.01 per share.

   2.10 "Company" means Stratos Lightwave, Inc., a Delaware corporation, and any successor thereto.

   2.11 "Exchange Act" shall mean the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

   2.12 "Fair Market Value" means:

    (i)
    for the date of the final prospectus for the Company's initial public offering of its Common Stock, the initial public offering price set forth in the final prospectus for such offering; and

    (ii)
    as of any other date, the closing price for the Common Stock on that date, or if no sales occurred on that date, the next trading day on which actual sales occurred (as reported by the Nasdaq Stock Market System or any securities exchange or automated quotation system of a registered securities association on which the Common Stock is then traded or quoted).

   2.13 "Good Reason" shall mean any of the following:

    (i)
    any significant diminution in the Participant's title, authority, or responsibilities from and after a Change of Control;

    (ii)
    any reduction in the base compensation payable to the Participant from and after a Change of Control; or

    (iii)
    the relocation after a Change of Control of the Company's place of business at which the Participant is principally located to a location that is greater than 50 miles from the site immediately prior to the Change of Control.

   2.14 "ISO" means an incentive stock option within the meaning of section 422 of the Code.

   2.15 "NSO" means a non-qualified stock option, which is not intended to qualify as an incentive stock option under section 422 of the Code.

   2.16 "Option" means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

   2.17 "Option Price" means the price per share of Common Stock at which an Option may be exercised.

   2.18 "Participant" means an individual to whom an Award has been granted under the Plan.

   2.19 "Plan" means the Stratos Lightwave, Inc. 2000 Stock Plan, as set forth herein and from time to time amended.

   2.20 "Restricted Stock" means the Common Stock awarded to a Participant pursuant to Section 8 of this Plan.

   2.21 "SAR" means a stock appreciation right issued to a Participant pursuant to Section 9 of this Plan.

   2.22 "Subsidiary" means any entity during any period which the Company owns or controls more than 50% of (i) the outstanding capital stock, or (ii) the combined voting power of all classes of stock.

   2.23 Rules of Construction:

      2.23.1  Governing Law and Venue.  The construction and operation of this Plan are governed by the laws of the State of Illinois without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction, and any litigation arising out of this Plan shall be brought in the Circuit Court of the State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois.

      2.23.2  Undefined Terms.  Unless the context requires another meaning, any term not specifically defined in this Plan is used in the sense given to it by the Code.

      2.23.3  Headings.  All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

      2.23.4  Conformity with Section 422.  Any ISOs issued under this Plan are intended to qualify as incentive stock options described in section 422 of the Code, and all provisions of the Plan relating to ISOs shall be construed in conformity with this intention. Any NSOs issued under this Plan are not intended to qualify as incentive stock options described in section 422 of the Code, and all provisions of the Plan relating to NSOs shall be construed in conformity with this intention.

      2.23.5  Gender.  Unless clearly inappropriate, all nouns of whatever gender refer indifferently to persons or objects of any gender.

      2.23.6  Singular and Plural.  Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

      2.23.7  Severability.  If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

    3.  Stock Subject to the Plan.

    Subject to adjustment as provided in Section 12 hereof, the aggregate number of shares of Common Stock for which Awards may be issued under this Plan may not exceed 9,000,000 shares, and the aggregate number of shares of Common Stock for which Restricted Stock Awards may be issued under this Plan may not exceed 1,875,000 shares. Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any Award shall terminate or expire, as to any number of shares of Common Stock, new Awards may thereafter be awarded with respect to such shares. Notwithstanding the foregoing, the total number of shares of Common Stock with respect to which Awards may be granted to any Participant in any calendar year shall not exceed 1,600,000 shares (subject to adjustment as provided in Section 12 hereof).

    4.  Administration.

    The Committee shall administer the Plan. All determinations of the Committee are made by a majority vote of its members. The Committee's determinations are final and binding on all Participants. In addition to any other powers set forth in this Plan, the Committee has the following powers:

    (a)
    to construe and interpret the Plan;

    (b)
    to establish, amend and rescind appropriate rules and regulations relating to the Plan;

    (c)
    subject to the terms of the Plan, to select the individuals who will receive Awards, the times when they will receive them, the number of Options, Restricted Stock and/or SARs to be subject to each Award, the Option Price, the vesting schedule (including any performance targets to be achieved in connection with the vesting of any Award), the expiration date applicable to each Award and other terms, provisions and restrictions of the Awards (which need not be identical) and subject to Section 17 hereof, to amend or modify any of the terms of outstanding Awards;

    (d)
    to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards;

    (e)
    generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable; and

    (f)
    to determine the form in which tax withholding under Section 15 of this Plan will be made (i.e., cash, Common Stock or a combination thereof).

    Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

    5.  Eligible Participants.

    Present and future directors, officers and employees of the Company or any Subsidiary or Affiliate shall be eligible to participate in the Plan. The Committee from time to time shall select those officers, directors and employees of the Company and any Subsidiary or Affiliate of the Company who shall be designated as Participants and shall designate in accordance with the terms of the Plan the number, if any, of ISOs, NSOs, SARs and shares of Restricted Stock or any combination thereof, to be awarded to each Participant.

    6.  Terms and Conditions of Non-Qualified Stock Options.

    Subject to the terms of the Plan, the Committee, in its discretion, may award an NSO to any Participant. Each NSO shall be evidenced by an agreement, in such form as is approved by the Committee, and except as otherwise provided by the Committee in such agreement, each NSO shall be subject to the following express terms and conditions, and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

    6.01  Option Period.  Each NSO will expire as of the earliest of:

    (i)
    the date on which it is forfeited under the provisions of Section 11.1;

    (ii)
    10 years from the Award Date;

    (iii)
    in the case of a Participant who is an employee of the Company, a Subsidiary or an Affiliate, three months after the Participant's termination of employment with the Company and its Subsidiaries and Affiliates for any reason other than for Cause or death or total and permanent disability;

    (iv)
    in the case of a Participant who is a member of the board of directors of the Company or a Subsidiary or Affiliate, but not an employee of the Company, a Subsidiary or an Affiliate, three months after the Participant's retirement from the board for any reason other than for Cause or death or total and permanent disability or the sale, merger or consolidation, or similar extraordinary transaction involving the Company, Subsidiary or Affiliate, as the case may be;

    (v)
    immediately upon the Participant's termination of employment with the Company and its Subsidiaries and Affiliates or service on a board of directors of the Company or a Subsidiary or Affiliate for Cause;

    (vi)
    12 months after the Participant's death or total and permanent disability; or

    (vii)
    any other date specified by the Committee when the NSO is granted.

    6.02  Option Price.  At the time granted, the Committee shall determine the Option Price of any NSO, and in the absence of such determination, the Option Price shall be 100% of the Fair Market Value of the Common Stock subject to the NSO on the Award Date.

    6.03  Vesting.  Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, NSO Awards shall vest in accordance with Section 11.1.

    6.04  Other Option Provisions.  The form of NSO authorized by the Plan may contain such other provisions as the Committee may from time to time determine.

    7.  Terms and Conditions of Incentive Stock Options

    Subject to the terms of the Plan, the Committee, in its discretion, may award an ISO to any employee of the Company or a Subsidiary. Each ISO shall be evidenced by an agreement, in such form as is approved by the Committee, and except as otherwise provided by the Committee, each ISO shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

    7.01  Option Period.  Each ISO will expire as of the earliest of:

    (i)
    the date on which it is forfeited under the provisions of Section 11.1;

    (ii)
    10 years from the Award Date, except as set forth in Section 7.02 below;

    (iii)
    immediately upon the Participant's termination of employment with the Company and its Subsidiaries for Cause;

    (iv)
    three months after the Participant's termination of employment with the Company and its Subsidiaries for any reason other than for Cause or death or total and permanent disability;

    (v)
    12 months after the Participant's death or total and permanent disability; or

    (vi)
    any other date (within the limits of the Code) specified by the Committee when the ISO is granted.

Notwithstanding the foregoing provisions granting discretion to the Committee to determine the terms and conditions of ISOs, such terms and conditions shall meet the requirements set forth in section 422 of the Code or any successor thereto.

    7.02  Option Price and Expiration.  The Option Price of any ISO shall be determined by the Committee at the time an ISO is granted, and shall be no less than 100% of the Fair Market Value of the Common Stock subject to the ISO on the Award Date; provided, however, that if an ISO is granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the Option Price shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the Award Date and in such cases, the exercise period specified in the Option agreement shall not exceed five years from the Award Date.

    7.03  Vesting.  Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, ISO Awards shall vest in accordance with Section 11.1.

    7.04  Other Option Provisions.  The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on incentive stock options under Code section 422 and the regulations thereunder.

    8.  Terms and Conditions of Restricted Stock Awards.

    Subject to the terms of the Plan, the Committee, in its discretion, may award Restricted Stock to any Participant at no additional cost to the Participant. Each Restricted Stock Award shall be evidenced by an agreement, in such form as is approved by the Committee, and all shares of Common Stock awarded to Participants under the Plan as Restricted Stock shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

  (a)
  Restricted Period.  Shares of Restricted Stock awarded under this Section 8 may not be sold, assigned, transferred, pledged or otherwise encumbered before they vest.

  (b)
  Vesting.  Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, Restricted Stock Awards under this Section 8 shall vest in accordance with Section 11.2.

  (c)
  Certificate Legend.  Each certificate issued in respect of shares of Restricted Stock awarded under this Section 8 shall be registered in the name of the Participant and shall bear the following (or a similar) legend until such shares have vested:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in Section 8 of the Stratos Lightwave, Inc. 2000 Stock Plan and an Agreement entered into between the registered owner and Stratos Lightwave, Inc. Copies of such Plan and Agreement are on file at the principal office of Stratos Lightwave, Inc."

    9.  Terms and Conditions of Stock Appreciation Rights.

    The Committee may, in its discretion, grant an SAR to any Participant under the Plan. Each SAR shall be evidenced by an agreement between the Company and the Participant, and may relate to and be associated with all or any part of a specific ISO or NSO. An SAR shall entitle the Participant to whom it is granted the right, so long as such SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his SAR and, if applicable, the related ISO or NSO, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the Fair Market Value of the Common Stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share Option Price under such ISO or NSO on the Award Date, and (ii) the number of shares of Common Stock subject to such SAR, and, if applicable, the related ISO or NSO or portion thereof which is surrendered.

    An SAR granted in conjunction with an ISO or NSO shall terminate on the same date as the related ISO or NSO and shall be exercisable only if the Fair Market Value of a share of Common Stock exceeds the Option Price for the related ISO or NSO, and then shall be exercisable to the extent, and only to the extent, that the related ISO or NSO is exercisable. The Committee may at the time of granting any SAR add such additional conditions and limitations to the SAR as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such SAR. Any ISO or NSO or portion thereof which is surrendered with an SAR shall no longer be exercisable. An SAR that is not granted in conjunction with an ISO or NSO shall terminate on such date as is specified by the Committee in the SAR agreement and shall vest in accordance with Section 11.2. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of an SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver.

    10.  Manner of Exercise of Options.

    To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) must give written notice to the Committee on a form acceptable to the Committee, stating the number of shares with respect to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Committee may permit the Option Price to be paid in cash or shares of Common Stock held by the Participant having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price. The Committee may also permit the Option Price to be paid by any other method permitted by law, including by delivery to the Committee from the Participant of an election directing the Company to withhold the number of shares of Common Stock from the Common Stock otherwise due upon exercise of the Option having an aggregate Fair Market Value on that date equal to the Option Price. If a Participant pays the Option Price with shares of Common Stock which were received by the Participant upon exercise of one or more ISOs, and such Common Stock has not been held by the Participant for at least the greater of:

    (a)
    two years from the date the ISOs were granted; or

    (b)
    one year after the transfer of the shares of Common Stock to the Participant;

the use of the shares shall constitute a disqualifying disposition and the ISO underlying the shares used to pay the Option Price shall no longer satisfy all of the requirements of Code section 422.

    11.  Vesting.

    11.1  Options.  A Participant may not exercise an Option until it has become vested. The portion of an Award of Options that is vested depends upon the period that has elapsed since the Award Date.

The following schedule applies to any Award of Options under this Plan unless the Committee establishes a different vesting schedule on the Award Date:

Number of Months Since Award Date	Vested Percentage
fewer than 12 months	0.0%
12 months	25.00%
15 months	31.25%
18 months	37.50%
21 months	43.75%
24 months	50.00%
27 months	56.25%
30 months	62.50%
33 months	68.75%
36 months	75.00%
39 months	81.25%
42 months	87.50%
45 months	93.75%
48 months or more	100.00%

    Not withstanding the above schedule, unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, a Participant's Awards shall become fully vested if a Participant's employment with the Company and its Subsidiaries and Affiliates or service on the board of directors of the Company, a Subsidiary or an Affiliate is terminated due to: (i) retirement on or after his sixty-fifth birthday; (ii) retirement on or after his fifty-fifth birthday with consent of the Company; (iii) retirement at any age on account of total and permanent disability as determined by the Company; or (iv) death. Unless the Committee otherwise provides in the applicable agreement evidencing an Award or Section 11.3 applies, if a Participant's employment with or service to the Company, a Subsidiary or an Affiliate terminates for any other reason, any Awards that are not yet vested are immediately and automatically forfeited.

    A Participant's employment shall not be considered to be terminated hereunder by reason of a transfer of his employment from the Company to a Subsidiary or Affiliate, or vice versa, or a leave of absence approved by the Participant's employer. A Participant's employment shall be considered to be terminated hereunder if, as a result of a sale or other transaction, the Participant's employer ceases to be a Subsidiary or Affiliate (and the Participant's employer is or becomes an entity that is separate from the Company and its Subsidiaries and Affiliates).

    11.2  Restricted Stock and SARs.  The Committee shall establish the vesting schedule to apply to any Award of Restricted Stock or SAR that is not associated with an ISO or NSO granted under the Plan to a Participant, and in the absence of such a vesting schedule, such Award shall vest in accordance with Section 11.1.

    11.3  Effect of "Change of Control".  Notwithstanding Sections 11.1 and 11.2 above, if within 12 months following a "Change of Control" the employment of a Participant with the Company and its Subsidiaries and Affiliates is terminated without Cause or the Participant resigns for Good Reason, any Award issued to the Participant shall be fully vested, and in the case of an Award other than a Restricted Stock Award, fully exercisable for 90 days following the date on which the Participant's service with the Company and its Subsidiaries and Affiliates is terminated, but not beyond the date the Award would otherwise expire but for the Participant's termination of employment.

    12.  Adjustments to Reflect Changes in Capital Structure.

    12.01  Adjustments.  If there is any change in the corporate structure or shares of the Company, the Committee may make any appropriate adjustments, including, but limited to, such adjustments deemed necessary to prevent accretion, or to protect against dilution, in the number and kind of shares of Common Stock with respect to which Awards may be granted under this Plan (including the maximum number of shares of Common Stock with respect to which Awards may be granted under this Plan in the aggregate and individually to any Participant during any calendar year as specified in Section 3) and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable Option Price. For the purpose of this Section 12, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, separation, reorganization, or liquidation (including a partial liquidation) and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

    12.02  Cashouts.  In the event of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, or other extraordinary corporate transaction, the Committee may, in such manner and to such extent (if any) as it deems appropriate and equitable make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to any ISO no such adjustment may be made that would cause the Plan to violate section 422 of the Code (or any successor provision).

    13.  Nontransferability of Awards.

    ISOs are not transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. During a Participant's lifetime, his ISOs may be exercised only by him. All other Awards (other than an ISO) are transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code. With the approval of the Committee, a Participant may transfer an Award (other than an ISO) for no consideration to or for the benefit of one or more Family Members of the Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The transfer of an Award pursuant to this Section 13 shall include a transfer of the right set forth in Section 17 hereof to consent to an amendment or revision of the Plan and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award. For purposes of this Section 13, "Family Members" mean with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

    14.  Rights as Stockholder.

    No Common Stock may be delivered upon the exercise of any Option until full payment has been made. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares.

    15.  Withholding Tax.

    The Committee may, in its discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with any Awards by (i) having the Company withhold shares of Common Stock at the minium rate legally required, (ii) tendering back shares of Common Stock received in connection with such Award or (iii) delivering other previously acquired shares of Common Stock having a Fair Market Value approximately equal to the amount to be withheld.

    16.  No Right to Employment.

    Participation in the Plan will not give any Participant a right to be retained as an employee or director of the Company or its parent or Subsidiaries, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

    17.  Amendment of the Plan.

    The Board of Directors may from time to time amend or revise the terms of this Plan in whole or in part and may, without limitation, adopt any amendment deemed necessary; provided, however, that no change in any Award previously granted to a Participant may be made that would impair the rights of the Participant without the Participant's consent.

    18.  Conditions Upon Issuance of Shares.

    An Option shall not be exercisable and a share of Common Stock shall not be issued pursuant to the exercise of an Option, and Restricted Stock shall not be awarded until and unless the award of Restricted Stock, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national securities association upon which the shares of Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    19.  Substitution or Assumption of Awards by the Company.

    The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to section 424(a) of the Code). In the event the Company elects to grant a new Award rather than assuming an existing option, such new Award may be granted with a similarly adjusted exercise price.

    20.  Effective Date and Termination of Plan.

    20.01  Effective Date.  This Plan is effective as of the date of its adoption by the Board of Directors; provided, however, that no Award granted hereunder shall be effective until the date the Company's initial underwritten public offering of its common stock has been declared effective by the Securities Exchange Commission (the "IPO Date"), and provided further, that any Award granted before or as of the IPO Date shall be null and void unless approved by the Committee on or before the IPO Date.

    20.02  Termination of the Plan.  The Plan will terminate 10 years after the date it is approved by the Board of Directors; provided, however, that the Board of Directors may terminate the Plan at any time prior thereto with respect to any shares that are not then subject to Awards. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Awards granted before termination.

PROXY CARD

STRATOS LIGHTWAVE, INC.
COMMON STOCK
Special Meeting of Stockholders, March 23, 2001

    The undersigned stockholder of Stratos Lightwave, Inc. does hereby acknowledge receipt of Notice of said Special Meeting and accompanying Proxy Statement and constitutes and appoints James W. McGinley, David A. Slack and James W. Ashley, Jr., or any one or more of them, with full powers of substitution and revocation, to be the attorneys and proxies to vote all shares of Common Stock of Stratos Lightwave, Inc. which the undersigned is entitled to vote, with all the powers which the undersigned would possess if personally present at the Special Meeting of Stockholders of said Corporation to be held on Friday, March 23, 2001 at 9:30 a.m., Chicago time, at the Marriott O'Hare, 8535 W. Higgins Road, Chicago, Illinois, and at any adjournments thereof:

(PLEASE SIGN ON THE OTHER SIDE)

This proxy shall be voted in accordance with the instructions given and in the absence of such instructions shall be voted for Item 1. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the persons named as proxies on the reverse side.	Please mark your votes as indicated in this example: /x/

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.  The proposal to amend the Stratos Lightwave, Inc. 2000 Stock Plan.

                   / /  FOR                    / /  AGAINST                   / /  ABSTAIN

Any proxy heretofore given by the undersigned to vote at said Special Meeting is hereby revoked.
You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.
Date	, 2001

When signing the proxy, please date it and take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.
DO NOT FOLD OR PERFORATE THIS CARD

QuickLinks

INTRODUCTION
APPROVAL OF THE AMENDMENT TO THE 2000 STOCK PLAN
SECURITIES OWNERSHIP
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCKHOLDER PROPOSALS
OTHER MATTERS
EXHIBIT A STRATOS LIGHTWAVE, INC. 2000 STOCK PLAN (Amended and Restated as of February 9, 2001)